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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 7, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               001-31465                          35-2164875
       (State or other jurisdiction                 (Commission File                    (I.R.S. Employer
     of incorporation or organization)                   Number)                       Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                                  77002
 (Address of principal executive offices)                                                   (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5.  OTHER EVENTS.

         On April 7, 2003, Natural Resource Partners L.P. issued a press release that is attached as Exhibit 99.1 to, and incorporated by reference in, this Form 8-K. The press release relates to the company's amendment of its existing credit facility to increase the borrowing capacity under that facility from $100 million to $175 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description
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99.1                    Press release issued April 7, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATURAL RESOURCE PARTNERS L.P.
                                     (Registrant)

                                     By:      NRP (GP) LP
                                              its General Partner

                                     By:      GP Natural Resource Partners LLC
                                              its General Partner

                                              /s/ Charles H. Kerr
                                              --------------------------------
                                              Charles H. Kerr
                                              Secretary


Dated: April 7, 2003

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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
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99.1                       Press release issued April 7, 2003